Exhibit 99.2

Landsea Homes Announces Commencement of Private Offering of Senior Notes

DALLAS, March 18, 2024 – Landsea Homes Corporation (Nasdaq: LSEA) (“Landsea Homes” or the “Company”) announced today that it intends to offer $300,000,000 aggregate principal amount of senior notes due 2029 (the “Notes”), subject to market conditions and other factors. The Notes will be guaranteed, jointly and severally, on a senior unsecured basis, by all of the Company’s material wholly owned subsidiaries as of their issuance (the “Guarantors”) and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Company and Guarantors.

The Company intends to use the net proceeds from the sale of the Notes to pay down a portion of the outstanding borrowings under its revolving credit facility.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States under Regulation S under the Securities Act. The Notes have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. An offer, or solicitation to buy, the Notes, if at all, will be made only by means of a confidential offering memorandum.

About Landsea Homes Corporation

Landsea Homes Corporation (Nasdaq: LSEA) is a publicly traded residential homebuilder based in Dallas, Texas, that designs and builds best-in-class homes and sustainable master-planned communities in some of the nation’s most desirable markets. The company has developed homes and communities in New York, Boston, New Jersey, Arizona, Colorado, Florida, Texas, and throughout California in Silicon Valley, Los Angeles, and Orange County.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Landsea Homes cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Words such as “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target,” “look” or similar expressions may identify forward-looking statements.

These forward-looking statements are based on information available as of the date of this press release and our management’s current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks and uncertainties include, but are not limited to, the risk factors described by Landsea Homes in its filings with the SEC. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and you should not place undue reliance on these forward-looking statements in deciding whether to invest in our securities. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Media Contact:

Annie Noebel

Cornerstone Communications

anoebel@cornerstonecomms.com

(949) 449-2527

Investor Relations Contact:

Drew Mackintosh

Mackintosh Investor Relations, LLC

drew@mackintoshir.com

(310) 924-9036